Exhibit 10.4
























                       FACTSET RESEARCH SYSTEMS INC.

                       EMPLOYEE STOCK OWNERSHIP PLAN












Effective as of September 1, 1995
Amended Effective as of September 1, 1988
Amended Effective as of September 1, 1989





                                  RESTATED
                                  --------

                                TABLE OF CONTENTS


Article                              Title                            Page
                                     -----                            ----

I         General . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

II        Definitions . . . . . . . . . . . . . . . . . . . . . . . . . 2

III       Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . 9

IV        Participation . . . . . . . . . . . . . . . . . . . . . . .  10

V         Employer Contributions . . . . . . . . . . . . . . . . . . . 12

VI        The Trust Fund . . . . . . . . . . . . . . . . . . . . . . . 16

VII       Allocation of Employer Contributions
          and Accrual or Benefits . . . . . . . . . . . . . . . . . .  28

VIII      Vesting and Accrual of Participants'
          Accounts. . . . . . . . . . . . . . . . . . . . . . . . . .  40

IX        Forfeitures . . . . . . . . . . . . . . . . . . . . . . . .  47

X         Distributions and Benefits. . . . . . . . . . . . . . . . .  48

XI        Distributions of Shares. . . . . . . . . . . . . . . . . . . 65

XII       Administration of the Plan . . . . . . . . . . . . . . . . . 66

XIII      Valuation of Shares of Common Stock
          and Other Assets. . . . . . . . . . . . . . . . . . . . . .  72

XIV       Amendment and Termination of the Plan. . . . . . . . . . . . 74

XV        Participating Subsidiaries. . . . . . . . . . . . . . . . .  76

XVI       Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . 77

XVII      Special Rules in the Event the Plan
          Is a Top Heavy Plan . . . . . . . . . . .. . . . . . . . . . 82

                                 ARTICLE I

                                  General
                                  -------

          1.1  The purpose of the FactSet Research System Inc. Employee

Stock Ownership Plan is to enable eligible employees of FactSet Research

Systems Inc., a Delaware corporation, and of the Company's designated subsidiaries, if any, to acquire a proprietary interest in the Company and to provide economic benefits to such employees upon their retirement or disability or to their beneficiaries upon their death.

          1.2  The Plan is intended to constitute a "qualified plan" within the meaning of Sections 401(a) and 501(a) of the Internal Revenue Code of

1986, as amended (the "Code"), and of the Employee Retirement Income

Security Act of 1974, as amended ("ERISA"), and is intended to qualify as an "employee stock ownership plan" within the meaning of Section 4975(e)(7)

of the Code.  The provisions of the Plan shall, accordingly, be construed so as to extend and/or limit eligibility and participation in a manner consistent, and so as to otherwise comply, with the requirements of the

Code and ERISA.

          1.3  Eligibility and participation in the Plan shall give any employee only such rights as are set forth in the Plan and any amendments hereto and shall in no way



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                                                                          2



affect or in any manner limit the Employer's right to discharge the employee, which right is expressly reserved hereby, or impair the authority of the Plan Committee to limit the employee's rights, claims, or causes, as provided in the Plan.


                                 ARTICLE II

                                Definitions
                                -----------

          The following words and phrases, when used in the Plan, shall have the following respective meanings, unless the context clearly indicates otherwise:

          "Beneficiary":  The beneficiary or beneficiaries of a Participant
           -----------

or Former Participant either by designation or otherwise, as provided in

Article X.

          "Board of Directors":  Prior to September 1, 1986, the Board of
           ------------------

Directors of FactSet Data Systems, Inc.  Subsequent to August 31, 1986, the

Board of Directors of FactSet Research Corporation.

          "Break in Service":  An eligibility computation period of
           ----------------

12-consecutive months during which an employee fails to complete more than

500 Hours of Service for the Employer.

          "Common Stock":  Prior to September 1, 1986, the Common Stock,
           ------------

par value $.0l per share, of FactSet Data Systems, Inc.  Subsequent to

August 31, 1986, the Common



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                                                                          3



Stock, par value $1.00 per share, of FactSet Research Corporation, or the securities adjusted or substituted therefor pursuant to Article XI.

          "Company":  Prior to September 1, 1986, FactSet Data Systems,
           -------

Inc., a Delaware corporation.  Subsequent to August 31, 1986, FactSet

Research Corporation or its successor or successors.

          "Disability":  A disability as defined in Section 10.3.
           ----------

          "Effective Date of the Plan":  September 1, 1985.
           --------------------------

          "Employer":  The Company or any subsidiary which shall become a
           --------

party to the Plan by being designated by the Board of Directors and by adopting the Plan as provided in Article XV.

          "Employer securities":  Common Stock or other securities of the
           -------------------

Company which are permissible investments under the Internal Revenue Code or ERISA.

          "ERISA":  The Employee Retirement Income Security Act of 1974, as
           -----

amended from time to time, and applicable rules and regulations issued thereunder.

          "Former Participant":  A person who has ceased to be a
           ------------------

Participant, but who has a vested interest in his Participant's Account which has not been distributed.



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                                                                          4



          "Hour of Service":  Each employee will be credited with an hour
           ---------------

of service for:

          (1)  Each hour for which an employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties.  These hours shall be credited to the employee for the computation period or periods in which the duties are performed; and

          (2)  Each hour (up to a maximum of 501 hours per Plan Year) for which an employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as vacation, sickness or disability) other than for performance of duties.  These hours shall be credited to the employee for the computation period or periods in which payment is made or amounts payable to the employee become due;

     and

          (3)  Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer.  These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made.



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                                                                          5



          (4)  Notwithstanding any provision to the contrary herein

     contained, computation and creditation of an Hour of Service shall follow the guidelines set forth in the Department of Labor Regulations

     2530.200(b)-2(b), (c) and (f).

          (5)  Notwithstanding anything to the contrary herein,

          (i)  In the case of each Participant who is absent from work for any period by reason of the pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of the placement of a child with the Participant in connection with the adoption of such child by such

Participant, or for purposes of caring for such child for a period beginning immediately following such birth or placement, the Plan shall treat as Hours of Service, solely for purposes of determining whether a

1-year break in service has occurred, the hours described in clause (ii).


         (ii)  The hours described in this clause are

          (I)  the hours of service which otherwise would normally have been credited to such Participant but for such absence, or


         (II)  in any case in which the Plan is unable to determine the hours described in subclause (I), 8 hours of service per day of absence, except that the total



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                                                                          6



     number of hours treated as Hours of Service under this clause by

     reason of any such pregnancy or placement shall not    exceed 501

     hours per Plan Year.

          (iii)  The hours described in clause (ii) shall be treated as hours of service as provided in this subparagraph only in the year in which the absence from work begins, if a Participant would be prevented from incurring a 1-year break in service in such year solely because the period of absence is treated as Hours of Service as provided in clause (i); or in any other case, in the immediately following year.

          (iv)  For purposes of this paragraph, the term "year" means a

Year of Service.

          (v)  No credit will be given pursuant to this paragraph unless the Participant furnishes to the Plan Committee such timely information as the Plan may reasonably require to establish that the absence from work is for reasons referred to in clause (i), and the number of days for which there was such an absence.

          "Internal Revenue Code":  The Internal Revenue Code of 1986, as
           ---------------------

amended from time to time, and applicable Treasury Department rules and regulations issued thereunder.

          "Normal Retirement":  Retirement of a Participant upon or after
           -----------------

attaining the "Normal Retirement Age" of sixty-five (65) years.
               ---------------------



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                                                                          7



          "Participant":  An eligible employee who participates in the Plan
           -----------

in accordance with the provisions of Articles III and IV.

          "Participant's Account":  A Participant's or Former Participant's
           ---------------------

allocable portion of contributions made by the Employer or property purchased therewith, as adjusted to reflect income, gains and losses,

expenses, forfeitures and all other applicable transactions, as provided in the Plan.

          "Participating Subsidiary":  Any present or future Subsidiary of
           ------------------------

the Company which is designated by the Board of Directors and elects to adopt the Plan in accordance with Article XV.

          "Plan":  The Company's Employee Stock Ownership Plan set forth
           ----

herein, as amended from time to time in accordance with the provisions of

Article XIV.

          "Plan Committee":  The committee provided for in Article XII to
           --------------

administer the Plan.

          "Plan Year":  The twelve-month period beginning September 1, and
           ---------

ending August 31, being the fiscal year of the Company.

          "Subsidiary":  Any corporation at least a majority of the
           ----------

outstanding voting stock of which is at the time



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                                                                          8



owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

          "Termination of a Participant's Employment":  cessation of
           -----------------------------------------

employment of the employee by the Employer (other than as a result of

Normal Retirement, death or Disability) including, but not limited to resignation, quitting, firing and, after the layoff of an employee (a) the employee's failure to return to work with the Employer within ten days'

written notice of recall to work at a pay position similar to the one previously held by such employee, or (b) the expiration of one year from the date of layoff without being recalled to work to such a position (or,

if shorter, a period from the date of layoff which is equal to the employee's length of service with the Employer prior to such layoff).

          "Trustee":  The trustee or trustees or any successor trustee or
           --------

trustees appointed and acting as such pursuant to Article VI.

          "Trust Fund":  The trust fund established and maintained pursuant
           ----------

to Article VI.

          "Year of Service":  A Year of Service as defined in Section 8.1.
           ---------------

                                ARTICLE III

                                Eligibility
                                -----------

          3.1  Any employee (including any officer) of the Employer shall be eligible to participate in the Plan if:

          (1) the employee has performed 1,000 or more Hours of Service for the Employer during the twelve-month period commencing on the date of his employment or during any Plan Year commencing after the date of his employment; and

          (2) the employee is not included in a unit of employees covered by a collective bargaining agreement in connection with which retirement benefits were the subject of negotiations, unless such agreement expressly provides for participation in the Plan by employees in such unit.

          3.2  Notwithstanding anything to the contrary contained in

Section 3.1, an employee shall not be eligible to participate in the Plan if such employee is a non-resident alien receiving no earned income from sources within the United States from any participating Employer or

Participating Subsidiary, for United States federal income tax purposes,

unless such non-resident alien is designated by the Board of Directors of the Company individually, or



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                                                                         10



indirectly by reference to a class of which he is a member, as an employee eligible to participate in the Plan.


                                 ARTICLE IV

                               Participation
                               -------------

          4.1  Each employee who on the Effective Date was employed by the

Employer shall commence participation in the Plan and be deemed a

"Participant" as of the Effective Date.  Each other employee of the

Employer after the Effective Date shall become a Participant on the date on which he becomes eligible to participate in the Plan in accordance with

Article III as of the first day of such Plan Year in which said eligibility occurs.  Notwithstanding the foregoing, no employee shall become a

Participant until he has delivered to the Plan Committee a signed statement in the form prescribed by the Plan Committee, and within a reasonable time from the date of receipt of such form from the Plan Committee, signifying his acceptance of participation in the Plan.  The Plan Committee shall furnish such employee, within 30 days after the employee becomes so eligible to participate in the Plan, with such a form which will enable him to signify his acceptance of participation in the Plan.

          4.2  After becoming a Participant, an employee shall continue to be a Participant in the Plan for so long as he is eligible to participate in the Plan or until the



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                                                                         11



termination of his employment with the Employer.  If a person who ceased to be a Participant by reason of the termination of his employment with the

Employer is re-employed by the Employer, he may again become a Participant in accordance with the provisions of Sections 3.1 and 4.1; provided that:

          (a)  If no Break in Service has occurred as a result of the cessation of employment by the Employer, he shall continue to be a

     Participant as if his employment had not ceased;

          (b)  If he has a vested interest under the Plan at the time he has incurred a Break in Service, he shall again become a Participant as of the date of his re-employment if he meets the requirements for eligibility in accordance with the provisions in Section 3.1 within the 12-month period beginning with the date of such re-employment.

          (c)  In the event that an employee who has no vested interest under the Plan has incurred a Break in Service and does not meet such eligibility requirements within the 12-month period immediately following his re-employment, his Years of Service before any period of consecutive 1-year Breaks in Service shall not be required to be taken into account if the number of



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                                                                         12



     consecutive 1-year Breaks in Service within such periods equals or exceeds the greater of (i) 5 or (ii) the aggregate number of Years of

     Service before such period, and such an employee must meet the eligibility requirements of Sections 3.1 and 4.1 as if he were a new employee.

          Where Years of Service are not required to be taken into account by reason of a period of Breaks in Service, such Years of Service shall not be taken into account with respect to any subsequent period of Breaks in

Service.


                                 ARTICLE V

                           Employer Contributions
                           ----------------------

          5.1  For any Plan Year, the Employer shall contribute to the

Trust Fund, for allocation to Participants' Accounts in accordance with

Article VII, an amount, as and when determined by its Board of Directors by resolution, on or before the due date prescribed by law (including any extension thereof) for the filing of the Employer's federal income tax return for its fiscal year ending concurrently with such Plan Year.  The

Employer may also commit to make contributions in future Plan Years in connection with any indebtedness incurred by the Trustee to purchase Common

Stock in accordance with the Plan.  Employer



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                                                                         13



contributions may be made in cash, Employer securities, or other property of any kind or any combination thereof, as the Board of Directors may from time to time determine.  Any shares of Common Stock contributed by the

Employer shall be valued at their fair market value.  In no event shall the

Employer's contributions for a Plan Year be in excess of the amount which,

when added to the Employer's contributions under any other plans qualified under Section 401(a) of the Internal Revenue Code (including carryovers of underpayments and overpayments), exceeds the amount that can be taken as a deduction by the Employer under Section 404 of the Internal Revenue Code in the Employer's fiscal year ending with or within the Plan Year.  In addition, no contribution shall exceed an amount which would result in an allocation to the Accounts of all Participants in excess of the limits in

Section 7.5 of Article VII.  The foregoing limitations shall not apply with respect to any payments of interest by the Employer on any loan described in Section 4975(d)(3) of the Internal Revenue Code.

          Cash contributions shall be treated as contributions of Employer securities if the cash is contributed no later than 30 days after, and the

Employer securities are purchased or released from the Suspense Account no later than 60 days after, the due date, including extensions, for filing the Company's federal income tax return for its fiscal year for which the contribution is made.  The amount of the Employer contribution, if any, to the Plan for each Plan Year shall be communicated to the Participants as soon as practicable after the adoption of the resolution authorizing such contribution.

          5.2  The determination of the Board of Directors of the amount,

if any, of the Employer's contribution to the Trust Fund for any Plan Year shall be final and conclusive and binding upon all Participants, the

Trustee and the Employer.  Notwithstanding any other provisions of the

Plan, however, all contributions made by the Employer to the Trust Fund prior to a determination by the Commissioner of Internal Revenue or his duly authorized representative as to whether the Plan is qualified under

Section 401 of the Internal Revenue Code, shall, if so directed by the

Employer, be refunded to the Employer if, but only if, the Commissioner or his said representative, upon such initial determination, rules or determines that the Plan is not a qualified plan under Section 401 of the

Internal Revenue Code.

          5.3  Contributions made by the Employer to the Trust Fund shall be returned to the Employer under the following additional circumstances:

          (a)  All contributions made to the Plan are conditioned upon the

Employer obtaining a deduction under Code Section 404(a) in an equal amount for the Employer's taxable year ending with or within the Plan Year for which the contribution is made.  If all or any portion of the Employer's contribution is not deductible under Code Section 404(a), for such year,

the amount so determined to be non-deductible shall be returned to the

Employer within one year of the disallowance of the deduction by the

Internal Revenue Service.

          (b)  At the direction of the Employer, a contribution made by the

Employer due to a mistake of fact shall be returned promptly to the

Employer if the Plan Committee determines that such mistake existed at the time of the contribution, provided that such contribution shall be returned within 12 months of the date it was made.

          (c)  All contributions made to the Trust Fund are conditioned upon the continuing qualification of the Plan under Code Section 401.  If the Plan fails to qualify under Code Section 401, all amounts contributed during the time the Plan failed to qualify shall be returned to the

Employer
within one year after the date of the denial of qualification of the Plan by the Internal Revenue Service.

          5.4  Nothing contained in the Plan shall be construed to impose upon the Employer any obligation to make any contribution to the Trust Fund with respect to any Plan Year.  The amount, if any, of the contribution by the Employer shall be in the sole discretion of the Board of Directors,

subject to the provisions of Section 5.1.

          5.5  Participants shall not be entitled to make any contributions under the Plan.


                                 ARTICLE VI

                               The Trust Fund
                               --------------

          6.1  All contributions by the Employer under the Plan shall be paid into, and all benefits provided for in the Plan shall be distributed from, a Trust Fund established by a trust agreement between the Company and a Trustee appointed by the Board of Directors of the Company.  The trust agreement shall be in such form and shall contain such provisions as the

Board of Directors shall deem appropriate, which provisions shall include,

but not be limited to, provisions with respect to the powers and authority of the Trustee, the authority of the Company to amend the trust agreement,

and the authority of the Plan Committee to settle the accounts of the

Trustee on behalf of all persons having
an interest in the Trust Fund.  The Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust Fund, except to the extent that the Plan expressly provides that the Trustee is subject to the direction of the Plan Committee, and in such cases the Trustee shall be subject to the directions of the Plan Committee which are made in accordance with the terms of the Plan and which are not contrary to ERISA.

All rights and benefits that may accrue to any person under the Plan shall be subject to all the terms and provisions of the trust agreement.

          6.2  The Trustee shall hold the Trust Fund, as constituted from time to time, for the exclusive benefit of Participants, Former

Participants and Beneficiaries under the Plan, and (except as otherwise provided for in Sections 5.2 and 5.3) no part of the Trust Fund shall be recoverable by the Employer or used for or diverted to purposes other than for the exclusive benefit of such Participants, Former Participants and

Beneficiaries and for defraying the reasonable expenses of administering the Plan and the Trust Fund.

          6.3  Employer contributions made in cash and other cash received by the Trust Fund shall be applied primarily to the purchase of Common

Stock or other securities from the



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                                                                         18



Company or from any stockholder of the Company, in private transactions or on the open market, or to the satisfaction of obligations of the Trust Fund incurred in connection with the purchase of shares of Common Stock.  In general, assets of the Trust Fund shall be invested primarily in shares of

Common Stock.  Notwithstanding the foregoing, assets of the Trust Fund may be invested in investments other than shares of Common Stock to the extent permitted for a qualified "employee stock ownership plan" under ERISA and the Internal Revenue Code, provided, however, that at least 51% of the fair market value of all assets of the Trust Fund shall be invested in Common

Stock.  All investments by the Trustee of the assets of the Trust Fund shall be made at the direction of the Plan Committee.

          6.4  All shares of Common Stock purchased by the Trustee at the direction of the Plan Committee shall be purchased at prices which, in the judgment of the Plan Committee, do not exceed the fair market value of such shares determined in accordance with the provisions of Article XIII.

Shares of Common Stock may be acquired by the Trustee for a consideration consisting of cash, property or evidences of indebtedness or any combination thereof.  The Trustee, at the written direction of the Plan

Committee, may incur indebtedness to any person (including the Employer)



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                                                                         19



and pay reasonable interest thereon to purchase shares of Common Stock or for any other purpose consistent with the purposes of the Plan, and may issue its promissory note as Trustee as evidence of such indebtedness.  Any such indebtedness shall be non-recourse with respect to the assets of the

Trust Fund, other than the shares of Common Stock for whose purchase such indebtedness was incurred (and any securities issued in respect thereof),

and any such indebtedness shall be repayable only out of the amounts of

Employer contributions or, as directed by the Plan Committee, out of dividends, distributions and other income and earnings on shares of Common

Stock not allocated to any Participants' Accounts.  The Plan Committee, in

its sole discretion, shall determine whether any dividend paid in cash on

Common Stock to the Plan shall be (a) distributed in cash to the

Participants, Former Participants and Beneficiaries, (b) used to make payments of either principal or interest on a loan described in

Section 404(a)(9) of the Internal Revenue Code, or (c) retained in the

Participants' Accounts of the Participants, Former Participants or Bene-

ficiaries.  In the event that the Plan Committee determines said dividend paid to the Plan shall in whole or part be so distributed, such amount of said dividend so determined shall be distributed in cash to the

Participants, Former



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                                                                         20



Participants and Beneficiaries, in accordance with their respective

Participants' Accounts at the close of the Plan Year, not later than

90 days after the close of the Plan Year in which said dividend was paid.

The Employer shall contribute to the Trust Fund amounts sufficient to enable the Trust Fund to pay any fixed installments of principal and interest on any such indebtedness on or before the date any such installment is due.  The Trustee, at the direction of the Plan Committee,

in order to secure indebtedness incurred in connection with the purchase of shares of Common Stock, may pledge such shares of Common Stock and may assign any rights to future contributions.  Any shares of Common Stock so pledged shall be held in a "suspense account" as provided for in Treasury

Regulation Sec. 54.4975-11(c), as amended from time to time, and shall be released therefrom in accordance with this Article and Treasury

Regulation Sec. 54.4975-7(b)(8) and Sec. 54.4975-7(b)(15), as amended from time to time.

          6.5  Any shares of Common Stock purchased and paid for by

delivery of evidences of indebtedness shall not be allocated to

Participants' Accounts until the indebtedness representing the purchase price for such shares has been discharged.  Any Employer contribution used to reduce or discharge such indebtedness shall be deemed to have been



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                                                                         21



applied to the payment of the original purchase price for whole shares of

Common Stock on the date of such reduction or discharge.  Any such shares shall be released as collateral, if previously pledged, and shall be allocated to Participants' Accounts as of the last day of the Plan Year for which such Employer's contribution was made.

          6.6  Pending the investment of assets of the Trust Fund in shares of Common Stock, or the application of such assets toward the satisfaction of obligations incurred to purchase shares of Common Stock, such funds may be held in cash or the Trustee may, at the direction of the Plan Committee,

invest such funds temporarily in savings accounts, certificates of deposit,

short term securities of the United States or other cash equivalents, as determined by the Plan Committee.  To the extent permitted for a qualified

"employee stock ownership plan" under ERISA and the Internal Revenue Code,

shares of Common Stock held in the Trust Fund may be sold and the proceeds of such sale invested in assets qualifying under ERISA, other than shares of Common Stock, at the direction of the Plan Committee, provided that at least 51% of the fair market value of all assets of the Trust Fund shall be invested in Common Stock.

          6.7(a)  Each Participant (or, in the event of his death, his

Beneficiary) is, for purposes of this Section,



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                                                                         22



designated a "named fiduciary", within the meaning of Section 403(a)(1) of

ERISA, and shall have the right to direct the Trustee as to the manner in which shares of Common Stock allocated to his Participant's Account (the

"Allocated Shares"), and his proportionate share of (i) any shares of

Common Stock not allocated to any Participant's Account ("Unallocated

Shares") and (ii) the Allocated Shares credited to the Participants'

Accounts of other Participants who fail to direct the Trustee, are to be voted on each matter brought before an annual or special stockholders'

meeting of the Company.  Before each such meeting of stockholders, the Plan

Committee shall cause to be furnished to each Participant (or Beneficiary)

a copy of the proxy solicitation material, together with a form requesting confidential directions on how such Participant's Allocated Shares shall be voted on each such matter.  Upon timely receipt of such directions, the

Trustee shall on each such matter vote as directed by Participants the number of such Participants' respective Allocated Shares (including fractional shares).  The Trustee shall vote both Participants' Allocated

Shares for which it has not received timely direction, as well as

Unallocated Shares, in the same proportion as directed Participants'

Allocated Shares are voted.  The instructions received by the Trustee from



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                                                                         23



Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Company or any Subsidiary; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be layed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan.

          (b)  Each Participant (or, in the event of his death, his

Beneficiary) is, for purposes of this Section, designated a "named fiduciary," within the meaning of Section 403(a)(1) of ERISA, and shall have the right, to the extent of the number of Allocated Shares credited to his Participant's Account and his proportionate share of the Unallocated

Shares, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Common

Stock.  The Plan Committee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender or exchange offer.  Upon timely receipt of such instructions, the Trustee shall respond as instructed by Participants with respect to their respective Participants' Allocated Shares.  If the

Trustee shall not receive timely instruction from a

Participant (or Beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any

Participant's Allocated Shares with respect to which such Participant has the right of direction.  Unallocated Shares shall be tendered or exchanged by the Trustee in the same proportion as Participants' Allocated Shares with respect to which Participants (or Beneficiaries) have the right of direction are tendered or exchanged.  The instructions received by the

Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Company or any Subsidiary; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan.

          6.8  The Trustee shall make a determination of the value of the assets of the Trust Fund as of the last day of each Plan Year in accordance with the provisions of Article XIII.  The Plan Committee, from time to time, may direct the Trustee to value the assets of the Trust Fund as of any other date if, in the sole discretion of the Plan Committee, such interim valuation is necessary or desirable for the administration or implementation of the Plan.

          6.9  Diversification of Investments.  The following provisions
               -------------------------------

shall be effective with respect to Employer securities acquired after

December 31, 1986, and Plan Years beginning after December 31, 1986.

          (a)  The Plan Committee shall choose, in its sole discretion, one of the following alternatives to comply with the requirements of

Section 401(a)(28) of the Internal Revenue Code.  It may institute procedures in accordance with the rules and regulations thereunder permitting a "qualified Participant" to elect that a percentage of such portion of his Participant's Account which shall consist of Employer securities acquired after December 31, 1986, which percentage shall be fixed by the Plan Committee and shall be at least 25% thereof, be invested under the Plan in accordance with at least 3 investment options as described in Section 401(a)(28)(B)(ii)(II) of the Internal Revenue Code.

          (b)  Alternatively, the Plan Committee may institute procedures in accordance with Section 401(a)(28) of the Internal Revenue Code permitting a "qualified Participant" to elect that an amount equal to 25%

of the number of shares of Employer securities acquired by or contributed to the Plan after December 31, 1986 which have been allocated to his

Participant's Account be distributed
to the Participant within 90 days after the period during which the election may be made.  In the event the aggregate value of the interest in the Account of a "qualified participant" exceeds $3,500 no such distribution shall be permitted under this Plan without the written consent thereto of his spouse filed with the Plan committee, in form and substance satisfactory to the Plan Committee.

          (c)  A "qualified Participant" is a Participant who is an

employee of the Employer and has both attained the age of 55 and has completed 10 or more Years of Service as a Participant.  Said election shall be made within 90 days after the close of the Plan Year in which the

Participant first became a qualified Participant, and thereafter within 90 days after the close of each of the next succeeding four Plan Years.  If so elected, each said investment or each said distribution shall be made within 180 days following the close of each of said Plan Years.  As elected by said Participant in each said succeeding Plan Year, an additional amount shall be so invested or distributed to the extent necessary to insure that,

in the case of an investment, the total amount so invested under this

Section 6.9 as of that Plan Year totals at least 25% (50% with respect to the last such Plan Year) of said portion of his Participant's Account, or that, in the case of a distribution, the total amount so distributed under this Section 6.9 as of that Plan Year equals

25% (50% with respect to the last such Plan Year) of the number of shares of Employer securities acquired by or contributed to the Plan after

December 31, 1986 which have been allocated to his Participant's Account less the number of shares of Employer securities previously so distributed pursuant to such an election.  No such investments or distributions will be made after such fifth Plan Year.

          (d)  Where the fair market value (determined at the Plan

valuation date immediately preceding the first day on which a qualified participant is eligible to make a diversification election) of Employer securities acquired by or contributed to this Plan after December 31, 1986,

and allocated to a qualified participant's account is $500 or less, then such employer securities will be considered to constitute a de minimis amount of employer securities that is not subject to the diversification of investments requirement of this Plan and Section 401(a)(28) of the Code.

Where the fair market value of the Employer securities acquired by or contributed to the Plan after December 31, 1986, and allocated to the account of a qualified participant exceeds the de minimis amount for any year of a participant's qualified election period, then all shares allocated to the account of a qualified participant which were acquired or contributed after December 31, 1986, shall be subject to the diversification requirements of this Plan and Section 401(a)(28) of the

Code in each remaining year of a participant's qualified election period.


                                ARTICLE VII

                           Allocation of Employer
                   Contributions and Accrual of Benefits
                   -------------------------------------

          7.1  The Plan Committee shall cause to be established and

maintained for each Participant a Participant's Account in the name of such

Participant to which there shall be credited the Participant's allocable portion of Common Stock (including fractional shares) contributed by the

Employer or purchased and fully paid for by the Trust Fund and all other amounts allocated to such Participant pursuant to the provisions of this

Article VII.  The establishment of separate Participants' Accounts shall not require a segregation of the assets of the Trust Fund, and no

Participant or Former Participant shall, as a result of the allocations made pursuant to this Article VII, acquire any right to or interest in any specific asset of the Trust Fund.

          7.2  (a)  Employer contributions to the Trust Fund with respect to any Plan Year (as adjusted for any net income, gains and losses on the investment thereof prior to allocation)

shall, as of the last day of such Plan Year, be allocated among the accounts of the Participants who have performed not less than 1,000 Hours of Service for the Employer during such Plan Year, except those whose employment by the Employer terminated prior to the last day of such Plan

Year for any reason other than death, Disability or Normal Retirement.

Such allocation of a contribution by the Employer to a Participant's

Account for a Plan Year shall be made in the proportion that each such

Participant's Eligible Compensation during such Plan Year bears to the aggregate Eligible Compensation of all such Participants during such Plan

Year.  In the event (i) of a loan to the Employer after July 18, 1984 with respect to Employer securities transferred by the Employer to the Plan after October 22, 1986, and (ii) the Employer notifies the Plan Committee that said loan is intended to be a "securities acquisition loan" under

Section 133 of the Internal Revenue Code, the Employer shall transfer

Employer securities to the Plan within 30 days of said loan in an amount equal to the proceeds of said loan, and said Employer securities shall be allocated among those Participants otherwise eligible for an allocation under this paragraph within one year after the date of said loan, as provided for
in Section 133(b)(1)(B) of the Internal Revenue Code.  Any loan by the

Employer to the Plan of the proceeds of a "securities acquisition loan"

made under said Section 133 shall comply in all respects with the requirements of Section 133(b)(3) of the Internal Revenue Code and the

regulations thereunder.

          (b)  For the purposes of this Section 7.2, the "Eligible

Compensation" of any Participant for any Plan Year shall mean and include all wages and salaries (including overtime compensation), commissions and bonuses paid in cash by the Employer to such Participant for the period of such Plan Year during which he was eligible to be a Participant, but excluding (i) reimbursement for expenses; (ii) any amounts contributed by the Employer for any group life insurance, accidental death or injury, or any other health, medical, hospitalization or similar employee benefit plan; (iii) any amounts contributed by the Employer to the Trust Fund, and any benefits therefrom distributed to or realized by a Participant, under the Plan; (iv) any amounts contributed by the Employer to, and any benefits distributed to or realized by, a Participant under any profit sharing,

retirement or pension or similar plan, any stock bonus or stock option plan or any other employee benefit plan; and (v) all other forms of deferred compensation and other
remuneration.  Compensation in excess of $120,000 shall not be included in

Eligible Compensation.

          In addition to other applicable limitations set forth in this

Plan, and notwithstanding any other provision of this Plan to the contrary,

for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under this Plan in any event shall not exceed the annual compensation limit as provided for in the

Omnibus Budget Reconciliation Act of 1993 ("OBRA '93").  The OBRA '93

annual compensation limit is $150,000, as adjusted by the Commissioner of

Internal Revenue for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code.  The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined ("the determination period") beginning in such calendar year.  If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this

Plan to the limitation under section 401(a)(17) of the Internal Revenue

Code shall mean the OBRA '93 annual
compensation limit set forth in this provision.  If compensation for any prior determination period is taken into account in determining a

Participant's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect from that prior determination period.  For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

          (c)  A Participant's allocable share of any cash contribution or shares of Common Stock contributed by the Employer or shares of Common

Stock otherwise allocable to him shall be credited to his Participant's

Account held pursuant to Article VII.  Except to the extent that the Plan

Committee directs the distribution of cash dividends on common stock pursuant to Section 6.4 of Article VI and Section 10.10 of Article X, all

dividends, distributions and other income and earnings received during a

Plan Year on shares of Common Stock or on other assets credited to a

Participant's Account shall be invested in shares of Common Stock, or other assets which qualify under ERISA to the extent permitted under Sections 6.3 and 6.6 of Article VI, and be added to the Participant's Account as of the last day
of such Plan Year.  Each Participant's Account shall segregate that portion of the Account held in Common Stock from the portion held in other investments.  All other dividends, distributions, net income and earnings

(other than those applied to the repayment of indebtedness in accordance with Section 6.4 and those specified in Section 7.2(a)) of the Trust Fund during a Plan Year shall be invested in shares of Common Stock, or other assets which qualify under ERISA to the extent permitted under Sections 6.3 and 6.6 of Article VI, and be allocated as of the last day of such Plan

Year to the Participant's Account of each Participant or Former Participant in proportion to the respective balances in such Accounts as of the first day of the Plan Year, after giving retroactive effect to any distributions from any such Participants' Accounts made during such Plan Year.

          (d)  In allocating shares of Common Stock received as

contributions or purchased by the Trust Fund to Participants' Accounts,

allocations of fractional shares shall be made to the nearest fourth decimal place.

          7.3  The assets, if any, forfeited as of the last day of any Plan

Year in accordance with the provisions of Article IX shall, as of such last day of such Plan Year, be allocated among the Participants' Accounts of the

Participants entitled to share in any Employer contribution as of that date in proportion to the balances in their respective Participants' Accounts as of the first day of such Plan Year; provided, however, that if such allocation of the forfeitures for any Plan Year would cause the Plan to fail to meet the requirements of Section 415 of the Internal Revenue Code with respect to a particular Participant, the amount of such unclaimed amounts otherwise allocable to such Participant, to the extent it exceeds the limitations set forth in Section 415 of the Internal Revenue Code,

shall be reallocated to the Participants' Accounts of other Participants,

in accordance with the directions of the Plan Committee, in the same manner as set forth in this Section 7.3.

          7.4  The assets, if any, deemed unclaimed as of the last day of any Plan Year, in accordance with the provisions of Section 10.6, shall, as of such last day of such Plan Year, be allocated among the Participants'

Accounts of Participants entitled to share in any Employer contributions as of such date in proportion to the balances in their respective

Participants' Accounts as of the first day of such Plan Year; provided,

however, that if such allocation of the unclaimed assets for any Plan Year would cause the Plan to fail to meet the requirements of

Section 415 of the Internal Revenue Code with respect to a particular

Participant, the amount of such unclaimed amounts otherwise allocable to such Participant, to the extent it exceeds the limitations set forth in

Section 415 of the Internal Revenue Code, shall be reallocated to the

Participants' Accounts of other Participants, in accordance with the directions of the Plan Committee, in the same manner as set forth in this

Section 7.4.

          7.5  (a)  Anything herein to the contrary notwithstanding, the aggregate maximum "annual addition" to a Participant's Account hereunder and under any other defined contribution plan maintained by the Employer and qualified under Section 401(a) of the Internal Revenue Code for any

Plan Year (which is the Employer's "limitation year" for purposes of

Section 415 of the Internal Revenue Code) shall not exceed the lesser of:

          (i) $30,000 or, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; or


         (ii) 25% of the Participant's compensation for such year.

          The term "annual addition" means the sum for any such year of

Employer contributions, employee contributions, without respect to any rollover contributions, and forfeitures.

          (b)  The limitation contained in clause (i) of paragraph (a)

above will not apply in any Plan Year in which less than one-third of the

Employer's contribution is allocated to employees who are highly compensated, within the meaning of Section 414(q) of the Internal Revenue

Code.  For such a year, the maximum contributions or other additions with respect to a Participant will be the lesser of:  (x) the amount specified in clause (ii) of paragraph (a); or (y) the amount specified in clause (i)

of paragraph (a), plus the lesser of the amount specified in clause (i) of paragraph (a) or the amount of employer securities contributed, or purchased with cash contributed, to the Plan in that year.

          (c)  For any Plan Year in which less than one-third of the

Employer's contribution is allocable to employees who are highly compensated, within the meaning of Section 414(q) of the Internal Revenue

Code, the limitations imposed by this Section 7.5(a) and (b) shall not apply to the following, and the following shall not be included in the computation of the "annual addition" to a Participant's Account for the purposes of Section 7.5(a):

          (i)  Forfeitures of Common Stock and Employer securities acquired with the proceeds of a loan incurred to purchase Common Stock pursuant to Section 6.4; and


         (ii)  Employer contributions which are deductible under

     Section 404(a)(9)(B) of the Internal Revenue Code and are charged against the Participant's Account.

          (d)  The Trustee shall, pursuant to Plan Committee direction,

reallocate the excess of a Participant's annual addition in a Plan Year over the limitations set forth in this section, as if such excess were an

Employer contribution for such year, to the Accounts of all other

Participants for whom such additional allocation does not create a similar excess.

          (e)  In the event that any Participant is a Participant under any other defined contribution plan (as such term is defined in the Internal

Revenue Code) maintained by the Employer, the total amount of annual credits for the account of the Participant from all such defined contribution plans shall not exceed the limitations set forth in

Section 415(c) of the Internal Revenue Code.  If it is determined that, as a result of such limitations, the allocation to a Participant's Account must be reduced,
such reduction shall be effected as provided in Sections 7.3 and 7.4 of the

Plan.

          (f)  If an employee participates in both a defined benefit plan and a defined contribution plan maintained by the Employer or any member of a controlled group of which the Employer is a member, the sum of the defined benefit plan fraction and the defined contribution plan fraction for each limitation year may not exceed 1.0.  For purposes of this section,

the defined benefit plan fraction for each limitation year is a fraction the numerator of which is the projected annual benefit of the employee pursuant to the Plan (determined as of the close of the year) and the denominator of which is the lesser of (x) 125% of the dollar limitation imposed upon such benefits by the Internal Revenue Code for such Plan Year or (y) 140% of the Participant's average Eligible Compensation for the three consecutive limitation years (determined pursuant to Section 415 of the Internal Revenue Code) during which he both participated in the defined benefit plan and received the highest compensation from the Employer.  For purposes of this section, the defined contribution plan fraction for each limitation year is a fraction the numerator of which is the sum of the annual additions to the Participant's Account as of the close of the year and the denominator of which is
the sum of an amount determined for each of such years as the lesser of:

               (i)  125% of the limit determined pursuant to

     Section 7.5(a)(i) above, or


               (ii)  140% of the limit determined pursuant to

     Section 7.5(a)(ii) above.

In the event the foregoing limitations would be exceeded, the Participant's allocation under this Plan shall be reduced to the extent necessary to comply with the limitations.

          7.6  The Plan Committee shall establish accounting procedures for the purpose of making the allocations to and valuations of Participants'

Accounts provided for in this Article VII.

          7.7  The fact that allocations shall be made and credited to a

Participant's Account shall not vest any right, title, or interest in the assets in such Participant except at the time or times and upon the terms and conditions provided in the Plan.

          7.8  As of the last day of each Plan Year the Plan Committee shall determine the value of each Participant's Account and, as soon as practicable after the end of such Plan Year, shall furnish to each

Participant a written statement describing the assets held in his

Participant's

Account and setting forth the value as of such date of his Participant's

Account, which statement shall also set forth the amount of his

Participant's Account which has vested and the earliest date on which forfeitable amounts shall become vested.


                                ARTICLE VIII

                            Vesting and Accrual
                         of Participants' Accounts
                         -------------------------

          8.1  (a)  Each allocation of a contribution by the Employer to a

Participant's Account for a particular Plan Year in accordance with

Section 7.2(a) and any earnings thereon shall, for Plan Years prior to the

Plan Year beginning September 1, 1989, become vested in the Participant during his Years of Service in accordance with the following schedule:

                Years of Service After the Plan Year             Percentage
            with Respect to Which Contribution Was Made            Vested
            -------------------------------------------         -----------

            1 Year of Service or more, but less than 2  . . . .   20%
            2 Years of Service or more, but less
               than 3 . . . . . . . . . . . . . . . . . . . . .   40%
            3 Years of Service or more, but less
               than 4 . . . . . . . . . . . . . . . . . . . . .   60%
            4 Years of Service or more, but less
               than 5 . . . . . . . . . . . . . . . . . . . . .   80%
            5 Years of Service or more  . . . . . . . . . . . .   100%

          (b)  Commencing with the Plan Year beginning September 1, 1989,

the following vesting schedule shall apply with respect to Participants who perform at least one

Hour of Service on or after September 1, 1989, and a Participant's Account with respect to contributions for the Plan Year commencing September 1,

1989 and for each Plan Year thereafter shall become vested in the

Participant during his Years of Service in accordance therewith:

                                                                 Percentage
            Years of Service                                       Vested
            ----------------                                      -------

            Less than 3 years of Service  . . . . . . . . . . .   0%
            3 Years of Service or more, but less
               than 4 . . . . . . . . . . . . . . . . . . . . .   20%
            4 Years of Service or more, but less
               than 5 . . . . . . . . . . . . . . . . . . . . .   40%
            5 Years of Service or more, but less
               than 6 . . . . . . . . . . . . . . . . . . . . .   60%
            6 Years of Service or more, but less
               than 7 . . . . . . . . . . . . . . . . . . . . .   80%
            7 Years of Service or more  . . . . . . . . . . . .   100%

          (c)  For purposes of this Section 8.1 a "Year of Service" shall mean a Plan Year during which an employee performed not less than

1,000 Hours of Service for the Employer.  In determining a Participant's

"Years of Service", all service with the Employer shall be taken into account except that:

               (i)  Years of Service with the Employer prior to age 18

     shall not be taken into account.


               (ii)  Where an employee has a 1-year Break in Service, Years of Service prior to such Break in Service shall not be taken into account until the employee has completed a Year of Service after his re-
     employment.  In the event of such re-employment in any Plan Year prior to the Plan Year commencing June 1, 1985:  (A) if the employee did not have a vested interest under the Plan at the time of such Break and his consecutive Breaks in Service were equal to or greater than his number of Years of Service prior to his Break in Service, such prior

     Years of Service shall not be taken into account; and (B) whether or not the employee did not have a vested interest under the Plan at the time of such break, any service after such Break in Service shall not increase the Participant's vested percentage in his Participant's

     Account which accrued prior to such Break in Service.  In the case of such re-employment in any Plan Year subsequent to the Plan Year commencing June 1, 1984:  (A) where an employee has 5 consecutive

     1-year Breaks in Service, Years of Service after such 5-year period shall not take into account for the purpose of increasing said vested percentage Years of Service prior to said 5-year period and (B) in the case of any employee who does not have a vested interest under the

     Plan at the time he incurs a 1-year Break in Service, Years of Service before any period of consecutive 1-year Breaks in Service shall not be taken into account if the number of consecutive

     1-year Breaks in Service within such period equals or exceeds the greater of 5 or the aggregate number of Years of Service before such period.  Where Years of Service are not so required to be taken into account by reason of a period of Breaks in Service, such Years of

     Service shall not be taken into account with respect to any subsequent period of Breaks in Service.


             (iii)  Years of Service as an employee of a Participating

     Subsidiary prior to the effective date on which the Participating

     Subsidiary became a Subsidiary of the Employer shall not be taken into account.

          (d)  For the purposes of this Section 8.1, Years of Service shall be determined by assuming full-time employment during all of the following periods if, on the day prior to commencement of any such period, the employee was employed by the Employer:

               (i)  Service in the Armed Forces of the United States or any

     of its Allies during a period of declared national emergency or in the time of war, or in the compulsory military service of the United

     States whether during time of war or otherwise; provided, however,

     that the employee returns to work within the period during which his employment rights are
     guaranteed by applicable Federal law following his discharge or severance from such service.


               (ii)  Period of employment by an affiliate of the Employer

     (that is, a firm or corporation which, directly or indirectly,

     controls or is controlled by or is under common control with the

     Employer), at the request of the Employer.


               (iii)  Leaves of absence granted by the Employer in writing and in a non-discriminatory manner, before or after commencement of the absence, for any purpose including but not limited to sickness,

     accident or for the convenience of the Employer; provided, however,

     that the employee returns to work before or at the expiration of such leave or any extension thereof.


              (iv)  Notwithstanding anything to the contrary herein,

               (I)  In the case of each Participant who is absent from work for any period by reason of the pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of the placement of a child with the Participant in connection with the adoption of such child by such Participant, or for purposes of caring for such child for a period beginning immediately following
     such birth or placement, the Plan shall treat as Hours of Service,

     solely for purposes of determining whether a 1-year break in service has occurred, the hours described in clause (II).


              (II)  The hours described in this clause are

                    (a)  the hours of service which otherwise would

                    normally have been credited to such Participant but for

                    such absence, or

                    (b)  in any case in which the Plan Committee is unable

                    to determine the hours described in subclause (A)

                    8 hours of service per day of absence, except that the

                    total number of hours treated as Hours of Service under

                    this clause by reason of any such pregnancy or

                    placement shall not exceed 501 hours.


             (III)  The hours described in clause (B) shall be treated as

          Hours of Service as provided in this subparagraph only in the year in which the absence from work begins, if a Participant would be prevented from incurring a 1-year Break in Service in such year solely because the period of absence is treated as

          Hours of Service as provided in
          clause (A); or in any other case, in the immediately following year.


              (IV)  For purposes of this paragraph, the term "year" means a

          Year of Service.

               (V)  No credit will be given pursuant to this paragraph (iv)

          unless the Participant furnishes to the Committee such timely information as the Plan may reasonably require to establish that the absence from work is for reasons referred to in clause (I),

          and the number of days for which there was such an absence.

Except as expressly provided herein, if any employee who was formerly a

Participant in the Plan shall be re-employed by the Employer after his employment by the Employer has terminated, he shall not be entitled to credit for, and he shall not have any interest in, any part of the Trust

Fund which had not vested in him in accordance with this Article VIII prior to his re-employment.

          (e)  For purposes of this Section 8.1, when an employee of an affiliate (as defined in Section 8.1(c)(ii)) becomes an employee of the

Employer, Years of Service with such affiliate during the period of affiliation shall be taken into account.

          8.2  Notwithstanding anything to the contrary contained in this

Article VIII, a Participant's Account shall become fully vested in the event of the Normal Retirement or the attaining of Normal Retirement Age by the Participant, or the death or Disability of the Participant, while the

Participant is still in the employ of the Employer.

          8.3  In the event of any termination of the Plan for any reason as provided in Article XIV of this Plan, each Participant's Account shall become fully vested, provided that such Participant is in the employ of the

Employer at the time of such termination of the Plan.


                                 ARTICLE IX

                                Forfeitures
                                -----------

          9.1  Upon the payment of the vested portion of a Participant's

Account to the Participant or, if earlier, when the Participant has a Break in Service, the non-vested portion of a Participant's Account will become a forfeiture.  If the Participant resumes his employment with the Employer prior to accruing a Break in Service of five consecutive years, his entire

Participant's Account shall be reinstated if he repays to the Plan the amount distributed prior to having a Break in Service of five consecutive years. The amount to be reinstated for any year shall first be derived from forfeitures for the year and then from income. If the amount of forfeitures and the amount of income for the year are not sufficient to cover said reinstatement, the Employer shall contribute the balance.  The

Employer may, at its discretion, contribute an amount for this purpose in lieu of utilizing such forfeitures and income.

          9.2  The forfeited, non-vested interests in a Participant's

Account shall be allocated in accordance with the provisions of Section 7.3 among the Participants' Accounts of other Participants or Former

Participants as of the last day of the Plan Year in which a Break in

Service occurs.


                                 ARTICLE X

                         Distributions and Benefits
                         --------------------------

          10.1  Upon the Normal Retirement of a Participant, or upon a

Former Participant's attaining Normal Retirement Age, the vested interest in his Participant's Account as of the last day of the Plan Year in which the Normal Retirement of the Participant occurs or the Former Participant attains Normal Retirement Age shall be distributed to him in accordance with Section 10.5 of this Article X.  A Participant who has attained Normal

Retirement Age and remains in the employ of the Employer may elect to have distributed to him his vested interest in his Participant's Account as of the last day of such Plan Year or any
subsequent Plan Year in which his election is made.  Such election shall be delivered to the Plan Committee in writing and in such form as the Plan

Committee in its sole discretion shall determine.  In the event a

Participant who has attained Normal Retirement Age and remains in the employ of the Employer does not so elect, his Participant's Account shall continue to be credited with allocations of Employer contributions and forfeitures in accordance with Article VII of the Plan; and the balance in his Participant's Account shall be distributed to him by no later than the earlier of (a) the close of the calendar year in which he attains age

70-1/2 or (b) the close of the calendar year in which he retires from service with the Employer.  In the case of a Participant who is a "5%

owner" as defined in Section 416(i)(1)(B)(i) of the Internal Revenue Code

with respect to the calendar year in which he attains age 70-1/2, the distribution of his vested interest in his Participant's Account must,

under all circumstances, commence not later than April 1 of the next succeeding calendar year even if said Participant remains in the employ of the Employer.  Effective September 1, 1989, except as provided under transition rules under Section 401(a)(9) of the Internal Revenue Code,

distribution of a Participant's Account shall begin no later than April 1 following the calendar year in which the

Participant attains age 70-1/2.

          10.2  In the event of the death of a Participant or Former

Participant prior to the distribution of his Participant's Account, the entire balance in the Participant's Account or the vested interest in a

Former Participant's Account as of the last day of the Plan Year in which his death occurs shall be distributed in accordance with Section 10.5 to his Beneficiary who shall be his surviving spouse unless said spouse has consented in writing, filed with the Plan Committee, to the Participant's designation of another beneficiary or beneficiaries; if there be no surviving spouse or other designated Beneficiary, then said distribution shall be made to such Participant's issue (as defined in such Participant's last will and testament, or in the absence of such definition, as determined in accordance with the law of the domicile of such Participant),

or, if there be none, the parents of such Participant equally or the survivor of such parents or, if there be none, such Participant's executors or administrators.  Each Participant and Former Participant shall have the right, by written notice to the Plan Committee and with the written consent of his spouse filed with the Plan Committee, to designate or to change the designation of the beneficiary or beneficiaries who are to receive the balance of the Participant's Account.  Any designation of a Beneficiary shall be made in writing and filed with the Plan Committee.  A deceased

Participant's Account shall be distributed to his Beneficiary no later than

5 years after the date of the Participant's death.

          10.3  In the event of the Disability of a Participant or Former

Participant prior to the distribution of his Participant's Account, the entire balance in the Participant's Account or the vested interest in the

Former Participant's Account, as of the last day of the Plan Year in which such Disability occurred shall be distributed to such Participant or Former

Participant in accordance with Section 10.5.  For the purposes of the Plan,

the term "Disability" shall mean a physical or mental disability or incapacity which, in the opinion of a physician selected by the Plan

Committee, can be expected to result in death or has lasted or can be expected to last for a continuous period of at least 12 months and which renders the Participant or Former Participant unable to engage in any substantial gainful employment.

          10.4  Distributions of benefits under the Plan shall be made either in whole shares of Common Stock or in cash, or a combination thereof, in the sole discretion of
the Plan committee, provided, however, that a Participant shall have the right to demand that the Participant's benefits to be distributed shall be in the form of Common Stock.  Where the distribution of benefits under the

Plan shall be made in Common Stock, any balance in a Participant's Account representing cash or any other asset other than shares of Common Stock shall be applied to purchase whole shares of Common Stock at the fair market value thereof, and any balance in the Participant's Account representing a fractional share and/or any cash insufficient to purchase a whole share of Common Stock shall be distributed in cash.

          10.5  (a)(1)  Except as provided in Sections 10.1, 10.5(b) and

10.8, all distributions from Participants' Accounts to Participants, Former

Participants and Beneficiaries pursuant to this Article X shall be made, in a single lump sum distribution, at such date as the Plan Committee in its discretion shall determine, each such distribution shall be made when administratively feasible but shall begin not later than the 60th day after the close of the Plan Year in which the Participant or Former Participant became entitled to such distribution by reason of the Normal Retirement of the Participant or the attaining of Normal Retirement Age by a Former

Participant, and at
least within one year after the close of the Plan Year in which the

Participant, Former Participant or Beneficiary became entitled to such distribution by reason of the death or Disability of the Participant or

Former Participant, as the case may be.

          (2)(i)  Direct Rollovers.  This section applies to distributions
                  ----------------

made on or after January 1, 1993.  Notwithstanding any provision of this

Plan to the contrary that would otherwise limit a distributee's election under this Section 10.5(a)(2), a distributee may elect, at the time and in the manner prescribed by the Plan Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover, subject to such limitations and rules as may be properly imposed by the Plan Committee in accordance with applicable regulations and rulings promulgated from time to time under the Internal Revenue Code.


         (ii)  Definitions.
               -----------

          (a)  Eligible rollover distribution:  An eligible rollover
               ------------------------------

distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually)

made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under

Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b)  Eligible retirement plan:  An eligible retirement plan is an
               ------------------------

individual retirement account described in Section 408(a) of the Internal

Revenue Code, an individual retirement annuity described in section 408(b)

of the Internal Revenue Code, an annuity plan described in Section 403(a)

of the Internal Revenue Code, or a qualified trust described in

Section 401(a) of the Internal Revenue Code, that accepts the distributee's eligible rollover distribution.  However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c)  Distributee:  A distributee includes an employee or former
               -----------

employee.  In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are distributees with regard to the interest of the spouse or former spouse.

          (d)  Direct rollover:  A direct rollover is a payment by the Plan
               ---------------

to the eligible retirement plan specified by the distributee.

          (e)  If a distribution is one to which Sections 401(a)(11) and

417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under

Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (1) the Plan Committee clearly informs the Participant that the

     Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

          (b)  With respect to distributions attributable to Common Stock acquired after December 31, 1986, distributions to Former Participants who terminated employment for reasons other than Normal Retirement, death or

Disability, shall begin no later than one year after the close of the Plan

Year which is the fifth Plan Year following the Plan Year in which said

Former Participant terminated employment, unless the Former Participant elects otherwise and provided he is not reemployed by the Employer before such year.  In addition, unless said Former Participant elects otherwise,

distribution of his Participant's Account shall be in substantially equal periodic payments (not less frequently than annually) over a period to extend not longer than the greater of:

          (i) five years, or


         (ii) in the event his Participant's Account balance is in excess of $500,000 (as adjusted pursuant to Section 409(o)(2) of the Internal

     Revenue Code), five years plus one additional year (but not more than five additional years) for each $100,000 (as adjusted pursuant to

     Section 409(o)(2) of the Internal Revenue Code) or fraction thereof by which such balance exceeds $500,000.

For the purposes of this Section 10.5(b), the balance of a Participant's

Account shall not include any Employer securities acquired with the proceeds of a loan described in Section 404(a)(9) of the Internal Revenue

Code until the close of the Plan Year in which such loan is repaid in full.

          10.6  The amount of any Participant's Account not distributed in accordance with this Article X because of the Plan Committee's inability,

after reasonable search, to locate a Participant or Former Participant or any Beneficiary legally entitled to receive such Participant's or Former

Participant's vested interest in such Participant's Account within a period of seven years following the date of the first distribution (or if there were no distributions, following the date which would have been the first distribution date of such Participant, Former Participant or Beneficiary),

shall be deemed an unclaimed amount and shall be allocated to Participants'

Accounts in accordance with provisions of Article VII.  For the purposes hereof, the sending of a registered letter, return receipt requested, to the last known (after reasonable inquiry) address of a Participant, Former

Participant or the known Beneficiary, if any, of such Participant or Former

Participant during each of such seven years shall be sufficient to constitute a "reasonable search". However, reinstatement of the benefit for a "lost beneficiary" as defined under

Treasury Regulation Section 1.411(a)-4(b)(6) shall be made if a claim is made by the participant or Beneficiary for the forfeited benefit.

          10.7  Upon the written request of a Participant  who remains in the employ of the Employer after attaining Normal Retirement Age without having elected to have distributed to him his vested interest in his

Participant's Account pursuant to Section 10.1 hereof, the Plan Committee may, in its sole discretion, if it determines that such payments are necessary or appropriate for the support, maintenance or health of such

Participant, or to enable such Participant to meet an emergency, or that such payment is a matter of financial necessity to such Participant,

distribute to the Participant all or a part of the vested amount of the

Participant's Account.  For purposes of this Section 10.7, the term

"financial necessity" shall include, without limitation, financial need resulting from illness, the acquisition of a home or educational expenses of the Participant's children or dependents.

          10.8  Notwithstanding anything to the contrary contained in the

Plan, in the event of the termination of a Participant's employment other than as a result of Normal Retirement, death or Disability, a distribution of the

Participant's Account, in whole or in part, may be made either in cash or

Common Stock in the sole discretion of the Plan Committee, to such Former

Participant in accordance with the following provisions, provided, however,

such distribution is in accordance with the requirements of this Plan, the

Internal Revenue Code and ERISA and, further provided, a Former Participant shall have the right to demand that the Former Participant's benefits so distributed be in the form of Common Stock:

          (a)  In the event that the aggregate value of a Former

Participant's interests in his Account under this Plan is not more than

$3,500, the Plan Committee shall direct the Trustee to distribute to a

Former Participant, who is no longer employed by the Employer, under circumstances constituting a Break in Service or circumstances from which it reasonably appears to the Plan Committee that a Break in Service shall occur, the vested interest in the Participant's Account as of the last day of the Plan Year in which a Break in Service shall have occurred, or if it reasonably appears to the Plan Committee that a Break in Service shall occur, as of the last day of any earlier Company fiscal quarter selected by the Plan Committee in its sole discretion.

          (b)  In the event that the aggregate value of a Former

Participant's interests in his Account under this Plan exceeds $3,500, upon the election in writing of the Former Participant (with the written consent thereto of his spouse filed with the Plan Committee) before the end of the

Plan Year in which he has a Break in Service, in form and substance satisfactory to the Plan Committee, the Former Participant may elect to receive up to an aggregate of $3,500 from his Account under this Plan and,

upon such election, the Plan Committee shall direct the Trustee to distribute to a Former Participant who is no longer employed by the

Employer under circumstances constituting a Break in Service or circumstances from which it reasonably appears to the Plan Committee that a

Break in Service shall occur, the amount so elected by him to be distributed from this Plan, out of the vested interest in the Participant's

Account as of the last day of the Plan Year in which a Break in Service shall have occurred, or if it reasonably appears to the Plan Committee that a Break in Service shall occur, as of the last day of any earlier Company fiscal quarter selected by the Plan Committee in its sole discretion.

          (c)  A distribution pursuant to Section 10.8(a) or 10.8(b) of the

Plan shall be made when administratively feasible, but at least within one year after the end of the

Plan Year in which a Break in Service shall have occurred.  If a distribution is made under circumstances in which it reasonably appears to the Plan Committee that a Break in service shall occur, such distribution shall be made when administratively feasible, but at least within one year after the last day of the earlier Company quarter selected by the Plan

Committee to determine the Participant's vested interest in his Account.  A distribution pursuant to Section 10.8(c) of the Plan shall be made no later than 90 days subsequent to the second anniversary of the date on which such termination of employment occurred or 90 days subsequent to the receipt by the Plan Committee of the signed election and signed spousal consent provided for therein, whichever is later.  Notwithstanding the foregoing,

Section 10.5(b) shall govern distributions with respect to Common Stock and

Employer securities acquired after December 31, 1986.

          10.9  (a)  All claims for distributions of benefits under the

Plan shall be submitted to the Plan Committee.  Claims for benefits shall be in writing on forms prescribed for such purpose by the Plan Committee and shall be signed by the Participant or Former Participant, or in the event of the death of the Participant or Former Participant, by the

Beneficiary or the legal representative
of such deceased Participant or Former Participant.  The Plan Committee

shall have the right to require a Participant or Former Participant to furnish satisfactory proof of his age prior to the processing of any claim for the distribution of benefits.

          (b)  Each claim for distribution under the Plan shall be approved or disapproved by the Plan Committee within 30 days following receipt thereof.  In the event of the denial by the Plan Committee of any such claim, it shall notify the claimant in writing of such denial and of the claimant's right to a review of such denial.  Such notification shall set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, specific references to the provisions of the Plan upon which the denial is premised, a description of any additional information or material necessary for the claimant to perfect his claim for review, an explanation of why such information or material is necessary and an explanation of the Plan's review procedure and the method of appeal from the decision.  The claimant may by written notice to the Plan Committee request a review of the Plan Committee's decision.  Such request may include a request to review any pertinent documents.  Any requests for review of a decision denying a claim must be submitted within 90 days after the claimant receives the written notice of denial. The Plan

Committee's decision on review must be given within 60 days after the request if no Plan Committee hearing is held or, in the event that such a hearing is deemed necessary by the Plan Committee, within 120 days after the request.  The decision on review must be in writing, must set forth the reasons for the decision, and must refer to the Plan provisions on which the decision is based.

          10.10  The Plan Committee, in its sole discretion as exercised in a uniform and nondiscriminatory manner, may distribute cash dividends on shares of Common Stock or Employer securities allocated to the

Participants' Accounts of Participants and Former Participants to

Participants, Former Participants or their Beneficiaries; provided,

however, that such distribution shall only be made with respect to Common

Stock or Employer securities held by the Plan as of the record date for the dividend; provided further, however, that such dividend shall be distributed in cash to Participants, Former Participants or their

Beneficiaries not later than 90 days after the close of the Plan Year in which the dividend is paid on the Common Stock or Employer securities held by the Plan; and provided further, however, that no such distributions shall be made if not permitted under, or shall exceed any other limitations established under, the provisions of ERISA or the Internal

Revenue Code.  If such dividends are not distributed Pursuant to this

Section, they shall be allocated in accordance with the provisions of

Section 7.2(c) of Article VII.

          10.11  Except as provided in Section 10.1, 10.5(b), 10.7, 10.8 or

10.10, no Participant or Former Participant nor any other person shall be entitled to any payment, withdrawal or distribution prior to the death or

Disability of the Participant or Former Participant, the Normal Retirement

of the Participant or the Participant's or Former Participant's attaining

Normal Retirement Age.

          10.12  The Plan Committee shall, when making an "eligible

rollover distribution" within the meaning of Section 402(f) of the Internal

Revenue Code, provide to the recipient thereof a written explanation of the statutory provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within 60 days after the date of receipt of the distribution, and the availability of forward averaging treatment and capital gains treatment, if applicable.

                                 ARTICLE XI

                          Distributions of Shares
                          -----------------------

          11.1  Any shares of Common Stock received by the Trustee as a stock dividend or stock split or as the result of a reorganization or other recapitalization of the Company shall be allocated to Participants'

Accounts in proportion to the shares in the respective Participants'

Accounts to which such additional shares of Common Stock are attributable.

          11.2  Shares of Common Stock held or distributed by the Trustee shall include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable

Federal and state securities laws.  Except as otherwise provided herein, no shares of Common Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement.  The provisions of this Section shall continue to be applicable to Common Stock even if the Plan ceases to be an employee stock ownership plan under

Section 4975(e)(7) of the Code.

                                ARTICLE XII

                         Administration of the Plan
                         --------------------------

          12.1  The Plan shall be administered by a Plan Committee, which is hereby designated as the Named Fiduciary of the Plan within the meaning of the applicable provisions of ERISA.  The Plan Committee shall be comprised of not less than one (1) nor more than three (3) members who shall be appointed by, and may be removed by, the Board of Directors, and one of whom shall be designated by the Board of Directors as Chairman of the Plan Committee.  Within these limits the Board of Directors shall have the power to fix and alter the number of members of the Plan Committee, and to fill any vacancy which may occur.  The Plan Committee may consist of members of the Board of Directors, officers or other employees of the

Employer, or any other individuals designated by the Board, including a certified public accountant or attorney retained by the Employer; provided,

however, that at least one member of the Plan Committee shall be an officer of the Company.

          12.2  Unless otherwise determined by the Board of Directors, the members of the Plan Committee and officers of the Employer acting on behalf of the Plan Committee shall serve without additional compensation for their services.  All expenses in connection with the administration of the

Plan, including, but not limited to, clerical, legal and accounting fees,

and other costs of administration, may be paid by the Employer.

          12.3  The Plan Committee shall select a Secretary who need not be a member of the Plan Committee.  The Secretary, or in his absence, any member of the Plan Committee designated by the chairman, shall keep the minutes of the proceedings of the Plan Committee and maintain all data,

records and documents relating to the administration of the Plan by the

Plan Committee.

          12.4  A quorum of the Plan Committee shall be such number as the

Plan Committee shall from time to time determine, but shall not be less than a majority of the entire Plan Committee.  The act of a majority of the members of the Plan Committee present at any meeting at which a quorum is presented shall be the act of the Plan Committee.  Members of the Plan

Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.  A member of the Plan Committee, if a Participant or Former Participant in the Plan,

shall not be entitled to vote on any matter which relates solely to his individual rights and
benefits under the Plan, but may be counted in determining the presence of a quorum at a meeting of the Plan Committee at which such matter is considered.  The Plan Committee may take action without a meeting if such action is evidenced by a writing signed by at least a majority of the entire Plan Committee.

          12.5  The Plan Committee, by an instrument in writing, may delegate to one or more of its members or to an officer or officers of the

Company any of its powers and its authority under the Plan (other than discretionary authority conferred upon the Plan Committee pursuant to

Sections 12.6, 12.80, 12.9 or 12.11), including the execution and delivery on its behalf of instruments, instructions and other documents.  The

Trustee, once notified of this delegation, may accept and rely upon any document executed by any such designated member or officer as representing action by the Plan Committee until such time as the Plan Committee shall file with the Trustee a written revocation of such designation.

          12.6  The Plan Committee shall have the sole, exclusive duty and full and exclusive discretionary authority to interpret and construe the provisions of the Plan, to decide any disputes which may arise with regard to the status, eligibility, and rights of employees under the terms of the Plan and any other persons claiming an interest under the terms of the Plan, to give data, instructions, and directions to the

Trustee and, in general, to direct the administration of the Plan.  Without limiting the foregoing, the Plan Committee shall determine all questions relating to the eligibility of employees to become Participants in the Plan and the amount of benefits to which any Participant, Former Participant or

Beneficiary is entitled under the Plan.  Decisions of the Plan Committee shall be subject to Court review only to determine whether such decisions are an abuse of discretion hereunder.

          12.7  The Plan Committee shall from time to time furnish to each

Participant and Former Participant, and each Beneficiary who is to receive benefits under the Plan, a summary Plan description and such other information or reports as the Plan Committee shall deem necessary or desirable.

          12.8  The Plan Committee may adopt, and from to time amend, such rules and regulations, consistent with the purposes and provisions of this

Plan, as it deems necessary or advisable to carry out and administer the

Plan.  The Plan Committee may correct any error or supply any omission or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem necessary to effectuate the purpose of the Plan and to comply with the requirements of the Internal

Revenue Code and ERISA.

          12.9  The Plan Committee shall advise the Trustee in writing with respect to all benefits which may become payable to Participants, Former

Participants and Beneficiaries under the terms of the Plan and shall direct the Trustee as to the payment of all such benefits.

          12.10  The Plan Committee may engage, on behalf of Participants,

Former Participants and Beneficiaries an independent public accountant, who may be an independent public accountant of the Employer, to conduct such examinations of the financial statements, books and records and financial affairs of the Plan and the Trust Fund and to render such reports and opinions as may be necessary to comply with Section 103 and other provisions of ERISA.

          12.11  In addition to its general authority and such other powers as may be conferred upon it under the Plan, the Plan Committee shall have the following powers:

          (a)  If the Plan Committee shall determine that by reason of illness, incapacity or any other reason it is undesirable to make any payment to a Participant, Former Participant or any other person entitled thereto, the Plan Committee shall be entitled to direct the application of any amount so payable to the use or benefit of such person in any manner that it may deem advisable. The Plan Committee may also direct that any payment under the Plan due to any person under legal disability be made to a representative competent to receive such payment in his behalf.

          (b)  The Plan Committee may shorten, lengthen (but not beyond

60 days) or waive the time required by the Plan for filing any notice or other form.

          12.12  The discretionary powers granted hereunder to the Plan

Committee shall in no event be exercised in any manner that will discriminate in favor of employees who are shareholders, officers, or highly compensated employees of the Employer.

          12.13  The Plan Committee shall be entitled to rely upon all information furnished to it by the Employer and upon all opinions of laws given by any duly appointed counsel (who may be counsel to the Employer or the Company) and shall be fully protected in respect of any act done or permitted or determination made in good faith in reliance upon such information or opinion.

          12.14  The Trustee and the members of the Plan Committee shall be free from all liability for their acts and conduct in the administration of the Plan and the Trust Fund except for acts of willful misconduct;

provided, however, that the foregoing shall not relieve any of them from liability for any responsibility, obligation or duty that they may have pursuant to ERISA.


                                ARTICLE XIII

                           Valuation of Shares of
                       Common Stock and Other Assets
                       -----------------------------

          13.1  Whenever it is necessary to determine the "fair market value" of a share of Common Stock or other security or asset, such determination shall be made as follows:

          (a)  If the security is then listed on a national securities exchange, the "fair market value" shall be the closing price for the security on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for the security on such exchange on the last preceding business day on which such security was traded.

          (b)  If the security is then not listed on a national securities exchange, the "fair market value" shall be the mean of the bid and asked prices for the security in the over-the-counter market as reported in the

National Association of Securities Dealers Automatic Quotation System

("NASDAQ") on that date, or, if there be no such quotation on that date,

such prices on the last preceding business day on which there was such a quotation.

          (c)  If the security is then not listed on a national securities exchange or quoted on NASDAQ, the "fair market value" shall be an amount not less favorable than the offering price of the security as established by the current bid and asked prices quoted by persons independent of the issuer, the Employer if other than the issuer, and of any other party in interest.

          (d)  In the case of an asset other than a security for which there is a generally recognized market, the "fair market value" of the asset shall be an amount determined pursuant to an appraisal made by a qualified appraiser, designated by the Plan Committee, who shall be independent of the issuer, the Employer if other than the issuer, and of any other party in interest.  In the sole discretion of the Plan Committee,

more than one independent appraiser may be engaged for this purpose, and in such event, the "fair market value" shall be the arithmetic mean of all such appraisals.

          (e)  All valuations of Employer securities, which are acquired by the Plan after December 31, 1986 and are not readily tradeable on an established securities market, shall be determined by an independent appraiser.  For purposes of this subsection (e), an "independent appraiser"

shall mean any appraiser meeting requirements similar to the requirements of the regulations prescribed under Section 170(a)(1) of the

Internal Revenue Code.


                                ARTICLE XIV

                   Amendment and Termination of the Plan
                   -------------------------------------

          14.1  (a)  The Plan may be amended by the Employer at any time or from time to time by action of the Board of Directors; provided however,

that no such amendment shall

          (i) make available any portion of the Trust Fund (other than any expenses and taxes properly charged to the Plan or the Agreement of

     Trust provided for in Article VI) for any purposes other than for the benefit of Participants, Former Participants and their Beneficiaries;


         (ii) reduce the accrued benefits of any Participant or Former

     Participant or change any vesting schedule so as to lengthen the period of service required for vesting under the Plan for an existing

     Participant;


        (iii) result in discrimination in favor of shareholders, officers or other highly compensated employees of the Employer; or


         (iv) increase the duties, obligations, responsibilities or liabilities of the Trustee without the written consent of the Trustee.



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                                                                         75



          (b)  Notwithstanding the foregoing limitations on the Employer's right to amend the Plan, the Plan may be amended retroactively at any time to conform to the provisions of the Internal Revenue Code with respect to such qualified plans and to the provisions of ERISA, and no such amendment shall be considered prejudicial to the rights of any Participant, Former

Participant or Beneficiary.

          (c)  Any amendment of the Plan in accordance with this

Article XIV shall be communicated to the Trustee by the execution by a duly authorized officer of the Employer of a written instrument of such amendment and the delivery thereof to the Trustee.

          14.2  The Plan may be terminated at any time by the Company by written instrument of such termination, executed by a duly authorized officer of the Company and delivered to the Trustee.  Furthermore, the adjudication of the Company as a bankrupt, an assignment for the benefit of the creditors of the Company, the dissolution or liquidation of the Company or the permanent discontinuance of the Employer contributions shall effect the termination of the Plan.  Upon such termination, and in the event that a successor to the Company (by operation of law or by the acquisition of its assets) shall not elect to continue the



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                                                                         76



Plan, each Participant's Account shall become fully vested and shall be distributed to the person entitled thereto.

          14.3  In the event of a merger or consolidation of the Plan with,

or transfer of the assets or liabilities to, any other plan, each

Participant, Former Participant and Beneficiary shall, immediately after such merger, consolidation or transfer, be entitled to receive (if such other plan were to terminate at such time) a benefit equal to or greater than the benefit he would be entitled to receive immediately prior to such merger, consolidation or transfer (if the Plan were then terminated).


                                 ARTICLE XV

                         Participating Subsidiaries
                         --------------------------

          15.1   Any Subsidiary of the Company may, with the consent of the

Board of Directors of the Company, adopt the Plan for its employees and thereby become a Participating Subsidiary as of the date specified in the resolution adopting the Plan.  Upon and after the effective date of such participation, the Plan Committee shall administer the Plan on behalf of any Participants who are employees of such Participating Subsidiary.  Any amendments to the Plan made pursuant to Article XIV by the Board of

Directors of the Company subsequent to the adoption of the Plan by a

Participating Subsidiary shall be binding upon such



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                                                                         77



Participating Subsidiary, subject to the right of each Participating

Subsidiary to withdraw from the Plan in accordance with the provisions in

Section 15.2.

          15.2  Any Participating Subsidiary may withdraw from the Plan by giving written notice to the Plan Committee and the Trustee, and

(i) terminate the Plan with respect to Participants who are employees of such Participating Subsidiary, in which case each such Participant shall have a nonforfeitable right to the entire balance in his account as set forth in Section 8.3 as though the entire Plan had then terminated and distribution shall be made to him as set forth in Article X, or

(ii) continue the Plan as a separate plan or establish a different plan for

Participants who are employees of such Participating Subsidiary, which separate plan or different plan shall meet the requirements of Section 401 of the Internal Revenue Code, in which case the Committee shall direct the

Trustee to transfer the entire balances in such Participants' Accounts to the trustee under such separate or different plan.


                                ARTICLE XVI

                               Miscellaneous
                               -------------

          16.1  The addresses of the Employer, the Plan Committee and the

Trustee for the purposes of the Plan and



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                                                                         78



of all notices and communications thereunder and with respect thereto shall be as to:

          (a)  The Employer:

               FactSet Data Systems, Inc. (prior to
                 September 1, 1986)
               FactSet Research Corporation (subsequent to
                 August 31, 1986)
               One Greenwich Plaza
               Greenwich, Connecticut 06830

               Attention:  Mr. Howard E. Wille

          (b)  The Plan Committee:

               FactSet Data Systems, Inc. (prior to
                 September 1, 1986)
               Fact Research Corporation (subsequent to
                 August 31, 1986)
               Employee Stock Ownership Plan Committee
               One Greenwich Plaza
               Greenwich, Connecticut 06830

          (c)  The Trustees:

               such address as shall be specified
               by the Trustees

Such addresses may be changed from time to time by registered mail, return receipt requested, by the Employer's or the Plan Committee's notice to the

Trustee and by the Trustee's notice to the Employer and the Plan Committee.

          16.2  (a)  To the fullest extent permitted by law, none of the benefits, payments, proceeds, claims, or rights of any Participant, Former

Participant or Beneficiary under the Plan shall be subject to any claim of any creditor of any such Participant, Former Participant or Beneficiary and



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                                                                         79



in particular the same shall not be subject to execution, attachment,

garnishment, levy or other legal or equitable process by any creditor of any such Participant, Former Participant or Beneficiary nor shall any such

Participant, Former Participant or Beneficiary have any right to sell,

assign, transfer, alienate, anticipate, commute, pledge, encumber, any of the benefits or payments or proceeds which he may expect to receive,

contingently or otherwise under the Plan.  Any sale, assignment, transfer,

mortgage, pledge, anticipation, hypothecation, commutation or other disposition of a right to receive a distribution or benefits under the Plan attempted contrary to this Section 16.2, or any attempt to subject such a right to execution, attachment, garnishment, levy or other such process shall be null and void and without effect.

          (b) (1)  Notwithstanding Section 16.2(a), in the case of any

"domestic relations order", as defined by Section 414(p) of the Internal

Revenue Code, received by the Plan:

          (i) the Plan Committee shall promptly notify the Participant and any other alternate payee (as hereinafter defined) of the receipt of such order and the Plan's procedures for determining the qualified status of domestic relations orders, and

         (ii) within a reasonable period after receipt of such order, the

     Plan Committee shall determine whether such order is a "qualified domestic relations order", as defined by Section 414(p) of the

     Internal Revenue Code, and notify the Participant and each alternate payee of such determination.

          (2)  During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined

(whether by the Plan Committee, by a court of competent jurisdiction, or otherwise), the Plan Committee shall segregate in a separate account under the Plan or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order.

          If within 18 months the order (or modification thereof) is determined to be a qualified domestic relations order, the Plan Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto.  If within 18 months:

          (i) it is determined that the order is not a qualified domestic relations order, or


         (ii) the issue as to whether such order is a qualified domestic relations order is not resolved,
     then the Plan Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order.  Any

     determination that an order is a qualified domestic relations order which is made after the close of the 18-month Period shall be applied prospectively only.  The term "alternate payee" means any spouse,

     former spouse, child or other dependent of participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

          (c)  The Plan Committee shall consult, as it deems necessary or desirable to effectuate the provisions of this subsection and the Internal

Revenue Code relating to domestic relations orders, with counsel in order to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

          16.3  All questions pertaining to the validity,  construction,

regulation, and the effect of the Plan and of any of the provisions hereof shall, to the extent not governed by Federal law, be determined under and according to the laws of the State of New York.



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                                                                         82



                                ARTICLE XVII

                         Special Rules in the Event
                        the Plan Is a Top Heavy Plan
                        ----------------------------

          17.1  GENERAL RULES

          Notwithstanding any other provision of this Plan to the contrary or inconsistent herewith, if in any Plan Year this Plan is a "top heavy plan" under the provisions of Section 416 of the Internal Revenue Code,

then, in that event, for the first Plan Year of the Plan if the Plan is a

"top heavy Plan" for such first Plan Year, or for any following Plan Year,

if the Plan is a "top heavy Plan" for a year other than the first Plan Year of the Plan, the provisions of this Article shall govern the Plan and its operations.

          17.2  VESTING

          In determining the vested portion of any Participant's Account under Section 8.1(a), there shall be applied, instead of the class-year vesting schedule there appearing, the following vesting schedule which shall apply to the Participant's Account in its entirety:

                                                                  Percentage
                  Years of Service                                   Vested
                  ----------------                                ----------

          Less than 2 Years of Service  . . . . . . . . . . . . .   0%
          2 Year of Service or more, but less than 3  . . . . . .   20%
          3 Years of Service or more, but less
            than 4  . . . . . . . . . . . . . . . . . . . . . . .   40%
          4 Years of Service or more, but less
            than 5  . . . . . . . . . . . . . . . . . . . . . . .   60%

          5 Years of Service or more, but less
            than 6  . . . . . . . . . . . . . . . . . . . . . . .   80%
          6 Years of Service or more  . . . . . . . . . . . . . .   100%


  17.3  MINIMUM BENEFITS

     The Employer contributions allocated to the Account of any Participant who is not a "Key Employee" shall be the lesser of the following percentages of such "Participant's compensation" as that term is defined in

Section 415 of the Internal Revenue Code:  (a) three percent (3%); or

(b) if no "Key Employee" has a contribution allocated to his account which is three percent (3%) or more of the Participant's compensation, then such percentage which is the same as the percentage for the Key Employee for whom such percentage is the highest for the year.  The determination of the percentage in the foregoing clause "(b)" shall be made by dividing the contributions for each Key Employee by his total of such compensation not in excess of $150,000.

     17.4  COMPENSATION TAKEN INTO ACCOUNT

     A Participant's compensation for the purpose of Plan benefits shall not exceed any amount provided for in Treasury Regulations promulgated under Section 416 of the Internal Revenue Code.

     17.5  In determining and applying the provisions of Sections 17.2 and

17.3 of this Plan, there shall not
be taken into account contributions or benefits under chapter 2 (relating to tax on self-employment income) or chapter 21 (relating to Federal

Insurance Contributions Act) of the Internal Revenue Code, Title II of the

Social Security Act, or any other Federal or State law.

     17.6  COORDINATION WHERE TWO OR MORE PLANS

     In the event this Plan and any other Plan of the Company shall be subject to Treasury Regulations promulgated under Section 416(f) of the

Internal Revenue Code, the requirements set forth in such Treasury

Regulations are hereby incorporated by reference into this Plan, included herein and made a part hereof.

     17.7  SECTION 415 LIMITS

     In the event any Participant is a participant in both a defined benefit plan and a defined contribution plan of the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0, within the meaning of

Section 415(e) of the Internal Revenue Code.

     17.8  DEFINITIONS

     (a)  "Top Heavy Plan".  This Plan will be a "top heavy plan" in any

Plan Year if on the last day of the
preceding Plan Year (or the last day of the Plan Year

in the event of the first year of the Plan), the

aggregate of the accounts of the Key Employees under

the Plan exceeds sixty percent (60%) of the aggregate

of the accounts of all employees under the Plan.  For

this purpose, each plan of the Employer required to be

in an aggregation group shall be treated as a top heavy

plan if the aggregation group is a top heavy group.

     (i)  "Aggregation Group" - means each (1) plan of the Employer in which a Key Employee is a Participant, and (2) each other plan of the

  Employer which enables the Plan to meet the requirements of

  Section 401(a)(4) or 410 of the Internal Revenue Code.  For purposes of determining an "aggregation group", the Employer may treat any plan not required to be included in an aggregation group under the preceding sentence as being part of the group if the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Internal Revenue

  Code with such plan being taken into account.

    (ii)  "Top Heavy Group" - means any aggregation group if on the last day of the preceding Plan Year (or in the case of the first year of the

  Plan, the last day of the Plan Year) the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group, exceeds sixty percent (60%) of a sum of all such amounts determined for all employees.


    (iii)  Special Rules:

     (a)  For purposes of determining the present value of the cumulative accrued benefit for any employee, or the amount of the account of any employee, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the

     Plan during the five (5) year period ending on the last day of the preceding Plan Year or the last day of the Plan Year in the event of the first year of the Plan.

     (b)  Except to the extent provided in Treasury Regulations promulgated pursuant to Section 416(g)(4)(A) of the Internal Revenue Code, any

     rollover contribution (or similar transfer) initiated by the employee and made after December 31, 1983 to the Plan shall not be taken into account for purposes of determining if the

     Plan is a "top heavy plan" (or whether any "aggregation group" which includes the Plan is a "top heavy group").

     (c)  If any individual is a non-key Employee with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect to the Plan for any prior Plan Year, any account of such employee shall not be taken into account in determining whether the Plan is a top heavy plan.

     (d) If any individual has not received any compensation from any employer maintaining the Plan (other than benefits under the Plan at any time during the 5-year period ending on the last day of the preceding Plan

     Year, any accrued benefit for such individual (and the account of such individual) shall not be taken into account.

     (b)  "Key Employee".  The term "Key Employee" means a Participant who,

at any time during the Plan Year or any of the preceding Plan Years, is

(i) an officer of the Employer having annual compensation greater than 150%

of the amount in effect under Section 415(c)(1)(A) for any such Plan Year,

(ii) one of the ten employees having annual compensation from the Employer of more than the limitation in effect
under Section 415(c)(1)(A) of the Internal Revenue Code and owning (or considered as owning within the meaning of Section 318 of the Internal

Revenue Code) the largest interests in the Employer, (iii) any person who owns (or is considered as owning within the meaning of Section 318 of the

Internal Revenue Code) more than five percent (5%) of the outstanding stock of the Employer, or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or (iv) any person (1) who owns (or is considered as owning within the meaning of

Section 318 of the Internal Revenue Code) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent

(1%) of the total combined voting power of all stock of the Employer and

(2) who has an annual compensation from the Employer of more than one

Hundred Fifty Thousand Dollars ($150,000).  For purposes of describing a

"Key Employee", subparagraph (C) of Section 318(a)(2) of the Internal

Revenue Code shall be applied by substituting "5 percent" for "50 percent"

and subsections (b), (c) and (m) of Section 414 of the Internal Revenue

Code shall not apply for purposes of determining ownership in the Employer.

For the purposes of clause "(i)"
above, no more than 50 employees (or if lesser the greater of 3 or 10% of the employees) shall be treated as officers.  For the purposes of clause (ii), above, if 2 employees have the same interest in the Employer,

the employee having the greater annual compensation from the Employer shall be treated as having a larger interest.